US010490682B2

(12) **United States Patent**
Campanella

(10) **Patent No.: US 10,490,682 B2**
(45) **Date of Patent: Nov. 26, 2019**

(54) **FRAME-LESS ENCAPSULATED PHOTO-VOLTAIC SOLAR PANEL SUPPORTING SOLAR CELL MODULES ENCAPSULATED WITHIN MULTIPLE LAYERS OF OPTICALLY-TRANSPARENT EPOXY-RESIN MATERIALS**

(71) Applicant: **National Mechanical Group Corp**, Manalapan, NJ (US)

(72) Inventor: **Nicholas B. Campanella**, Manalapan, NJ (US)

(73) Assignee: **NATIONAL MECHANICAL GROUP CORP.**, Manalapan, NJ (US)

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 14 days.

(21) Appl. No.: **15/921,458**

(22) Filed: **Mar. 14, 2018**

(65) **Prior Publication Data**

US 2019/0288138 A1 Sep. 19, 2019

(51) **Int. Cl.**

H01L 31/048	(2014.01)
H01L 31/02	(2006.01)
H02S 40/34	(2014.01)

(52) **U.S. Cl.**
CPC ***H01L 31/0481*** (2013.01); ***H01L 31/0201*** (2013.01); ***H02S 40/34*** (2014.12)

(58) **Field of Classification Search**
CPC .. H01L 31/0481; H01L 31/0201; H02S 40/34
See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

3,957,537 A 5/1976 Baskett
4,139,399 A 2/1979 Lindmayer
4,149,665 A 4/1979 Frosch
4,210,462 A 7/1980 Tourneux
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(Continued)

FOREIGN PATENT DOCUMENTS

WO 2014071341 5/2014

OTHER PUBLICATIONS

Sun Pacific Power Corporation, "Decorative Area Lighting", Jan. 2012, (pp. 1-4).
(Continued)

Primary Examiner — Jayne L Mershon

(74) *Attorney, Agent, or Firm* — Thomas J. Perkowski, ESQ., PC

(57) **ABSTRACT**

A frame-less epoxy-resin encapsulated solar panel construction, in which an optically transparent epoxy-resin coating is applied over an array of photo-voltaic (PV) solar cell modules mounted on a sheet of phenolic resin, and supported in a layer of adhesive coating applied as a liquid with a viscosity and a thickness such that the thickness of the layer of adhesive coating is substantially equal to the thickness of the PV solar cell modules, and cured to a sufficient hardness, after which the epoxy-resin coating is applied over the array of PV solar cell modules and the cured layer of adhesive coating so to reinforce the strength of the sheet of phenolic resin, particularly around the perimeter of the sheet of phenolic resin.

6 Claims, 25 Drawing Sheets

FRAME-LESS EPOXY-RESIN ENCAPSULATED SOLAR PANEL CONSTRUCTION



6
18
17
11
10
12,13
6
16
15

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2013/0233383 A1*	9/2013	Naumovitz	B32B 17/10018 136/259
2013/0233385 A1*	9/2013	Reese	H01L 31/05 136/259
2013/0278631 A1	10/2013	Border	
2013/0305528 A1	11/2013	Anderson	
2013/0314303 A1	11/2013	Osterhout	
2013/0338267 A1	12/2013	Appleby	
2014/0014403 A1	1/2014	Miller	
2014/0030833 A1	1/2014	Sato	
2014/0035373 A1	2/2014	Meyer	
2014/0042212 A1	2/2014	Shearer	
2014/0063054 A1	3/2014	Osterhout	
2014/0063055 A1	3/2014	Osterhout	
2014/0113828 A1	4/2014	Gilbert	
2014/0147627 A1*	5/2014	Aizenberg	A61L 15/24 428/141
2014/0157693 A1	6/2014	Schumacher	
2014/0158184 A1	6/2014	West	
2014/0166077 A1	6/2014	Gupta	
2014/0166099 A1	6/2014	Fang	
2014/0182662 A1	7/2014	West	
2014/0196766 A1	7/2014	Schumacher	
2014/0196768 A1	7/2014	Heng	
2014/0216527 A1*	8/2014	Happ	H01L 31/18 136/251
2014/0260000 A1*	9/2014	Haynes	H02S 40/44 52/173.3
2015/0263196 A1*	9/2015	Meisel	H01L 31/02245 136/251
2018/0134476 A1	5/2018	Rosenzweig	
2018/0277691 A1*	9/2018	Karkkainen	G02B 1/111

OTHER PUBLICATIONS

Solar, "New Jersey Family's SunPower Rooftop Solar System Pays for Itself," Apr. 2010, (pp. 1-2).

Liquiguard, "EFS-100," Product Brochure, Dec. 2017, (pp. 1-1).

Sun Pacific Power, "Overview of Sun Pacific Power Products," Jan. 2013, (pp. 1-2).

Fraunhofer, "Photovoltaics Report," Jul. 12, 2017, (pp. 1-44).

Liquiguard, "Silicote AP," Product Brochure, Dec. 2017, (pp. 1-2).

Sun Pacific Power, "LED Lighting, The Green Illuminace, Energy Saving," Dec. 2017, (pp. 1-17).

Sun Pacific Power, "5×5 Square Steel Pole," Dec. 2017, (pp. 1-2).

Sun Pacific Power, "Emergency & Exit Lighting," Dec. 2017, (pp. 1-2).

Sun Pacific Power, "The Quad Led Canopy," Dec. 2017, (pp. 1-2).

Sun Pacific Power, "SOLARBIN," Dec. 2017, (pp. 1-2).

Sun Pacific Power, "BSM300M-72 series," Dec. 2017, (pp. 1-2).

Sun Pacific Power, "SPP/PVM220PS," Jun. 2011, (pp. 1-1).

Sun Pacific Power, "Energy Saving Lighting," Dec. 2017, (pp. 1-48).

Kelly Pickerel, "Frameless Modules and How to Mount Them",. Solar Builder Magazine, May 8, 2014, (5 Pages).

Kelly Pickerel, "The 411 on frameless solar modules", Solar Panel World Online, Jan. 23, 2015, (12 Pages).

Canbang, Anhui China, Specification of CBE Model 60M Epoxy Resin Encapsulation Solar Panels Employing PV Modules, Alibaba.com, Dec. 5, 2018, (6 Sheets).

Blue Sun Solar , Hefei China, Specification of Blue Sun Solar Epoxy Resin Encapsulation Solar Panel, http://www.bluesunpv.com, (8 Pages).

* cited by examiner


CONVENTIONAL FRAME-BASED DUEL-LAYER GLASS
SOLAR PANEL CONTRUCTION
W_S
W_A
L_S
1B
1B
6
1

FIG. 1A
(PRIOR ART)


4
5B
2
5A
3
1
T_{SP}

FIG. 1B
(PRIOR ART)

CONVENTIONAL FRAME-BASED DUEL-LAYER GLASS
SOLAR PANEL CONTRUCTION


4
5B
2
5A
3
6
1

FIG. 1C
(PRIOR ART)


CONVENTIONAL METHOD OF MANUFACTURING A FRAME-BASED SOLAR PANEL ALONG A PRODUCTION LINE
A: SUPPLYING A STACK OF GLASS SHEETS TO THE CONVEYOR OF A SOLAR PANEL PRODUCTION LINE
B: APPLYING A LAYER OF ADHESIVE MATERIAL TO THE TOP SURFACE OF SUPPORT SHEET (ECONOLITE) MOVING ALONG THE CONVEYOR
C: ARRANGING A PLURALITY OF PHOTO-VOLTAIC (PV) SOLAR CELLS IN AN ARRAY AND INTERCONNECTING THE SOLAR CELLS IN ELECTRICAL SERIES USING A SET OF ELECTRICAL CONDUCTORS
D: PLACING THE ARRAY OF SOLAR CELLS ON THE LAYER OF ADHESIVE MATERIAL (EVA) ON THE SUPPORT SHEET TO FORM A SOLAR PANEL CONSTRUCTION
E: ATTACHING A SET OF ELECTRICAL BUSES TO THE EDGE OF THE SOLAR PANEL, AND ELECTRICAL CONDUCTORS TO THE ELECTRICAL BUSES FOR ATTACHMENT TO AN ELECTRICAL CONNECTOR TO BE MOUNTED ON REAR OF THE SUPPORT SHEET
F: APPLYING A LAYER OF ADHESIVE MATERIAL (EVA) OVER THE ARRAY OF SOLAR CELLS ON THE SUPPORT SHEET
G: APPLYING AN OPTICALLY TRANSPARENT TOP LAYER OVER THE ARRAY OF SOLAR CELLS, AND LAMINATING THE TOP LAYER TO THE SUPPORT SHEET
H: MOUNTING THE LAMINATED SOLAR PANEL IN A RIGID FRAME STRUCTURE
I: MOUNTING AN ELECTRICAL CONNECTOR TO REAR SURFACE OF THE SUPPORT SHEET
J:TESTING THE SOLAR PANEL CONSTRUCTION UNDER AN ARTIFICIAL-SUNLIGHT RADIATION SOURCE, AND DETERMINING THAT SOLAR PANEL MEETS ITS MINIMUM ELECTRICAL AND MECHANICAL PERFORMANCE SPECIFICATIONS

FIG. 2
(PRIOR ART)


CONVENTIONAL FRAME-LESS DUAL-LAYER GLASS SOLAR PANEL CONSTRUCTION
W_S
L_S
W_A
3B
3B
1'
4
5B
2
5A
3'
T_{SP}

FIG. 3A (PRIOR ART)

FIG. 3B (PRIOR ART)

CONVENTIONAL FRAME-LESS DUAL-LAYER GLASS PV SOLAR PANEL CONSTRUCTION


4
5B
2
5A
3'
1'

FIG. 3C
(PRIOR ART)

CONVENTIONAL FRAME-LESS DUAL-LAYER GLASS PV SOLAR PANEL CONTRUCTION


1'

FIG. 3D


CONVENTIONAL METHOD OF MANUFACTURING A FRAME-BASED SOLAR PANEL ALONG A PRODUCTION LINE
A: SUPPLYING A STACK OF GLASS SHEETS TO THE CONVEYOR OF A SOLAR PANEL PRODUCTION LINE
B: APPLYING A LAYER OF ADHESIVE MATERIAL TO THE TOP SURFACE OF GLASS SHEET MOVING ALONG THE CONVEYOR
C: ARRANGING A PLURALITY OF PHOTO-VOLTAIC (PV) SOLAR CELLS IN AN ARRAY AND INTERCONNECTING THE SOLAR CELLS IN ELECTRICAL SERIES USING A SET OF ELECTRICAL CONDUCTORS
D: PLACING THE ARRAY OF SOLAR CELLS ON THE LAYER OF ADHESIVE (e.g. EVA) MATERIAL ON THE GLASS SHEET TO FORM A SOLAR PANEL CONSTRUCTION
E: ATTACHING A SET OF ELECTRICAL BUSES TO THE EDGE OF THE SOLAR PANEL, AND ELECTRICAL CONDUCTORS TO THE ELECTRICAL BUSES FOR ATTACHMENT TO AN ELECTRICAL CONNECTOR TO BE MOUNTED ON REAR OF THE GLASS SHEET
F: APPLYING A LAYER OF ADHESIVE (EVA) OVER THE ARRAY OF SOLAR CELLS ON THE GLASS SHEET
G: APPLYING AN OPTICALLY TRANSPARENT GLASS SHEET OVER THE ARRAY OF SOLAR CELLS, AND LAMINATING THE GLASS SHEET TO THE SUPPORT SHEET
H: MOUNTING AN ELECTRICAL CONNECTOR TO REAR SURFACE OF THE GLASS SUPPORT SHEET
I:TESTING THE SOLAR PANEL CONSTRUCTION UNDER AN ARTIFICIAL-SUN LIGHT SOURCE, AND DETERMINING THAT SOLAR PANEL MEETS ITS MINIMUM ELECTRICAL AND MECHANICAL PERFORMANCE SPECIFICATIONS

FIG. 4
(PRIOR ART)


FRAME-LESS EPOXY-RESIN ENCAPSULATED SOLAR PANEL CONSTRUCTION
10
11
12,13
6
6
18
15
17
16

FIG. 5A


10
18
17
16
15
12,13,14
19

FIG. 6


10
11,12,13
18
19
17
15
16

FIG. 5B


10
18
17
15
15
11,13,14
19

FIG. 7


18
17
12,14
16
15
10

FIG. 8


64.5 INCHES
164 cm
10''
60 CELLS
39 INCHES
99 cm

FIG. 9B


72 CELLS
39 INCHES
99 cm
77 INCHES
196 cm
12
12
10'

FIG. 9A


19
20B
20A
21A
21B
20
12
10

FIG. 10


14
14
12
13
13
15
13
13
12
11
12
12
14
14

FIG. 11


GENERAL PRODUCTION LINE FOR FABRICATING FRAME-LESS RESIN-ENCAPSULATED SOLAR PANELS
25
32
15
27
26
29
28
33
34
35
36
37
38
39
40
41
42
10

FIG. 12


25
26
28
33
34
35
36
29
30B
31
30C
37
38
39
40
41
42
27
27
30A

FIG. 13


METHOD OF MANUFACTURING A FRAME-LESS ENCAPSULATED SOLAR PANEL CONSTRUCTION ALONG A PRODUCTION LINE IN ACCORDANCE WITH THE PRINCIPLES OF THE PRESENT INVENTION
A: SUPPLYING A STACK OF PHENOLIC SUPPORT SHEETS TO THE CONVEYOR OF A SOLAR PANEL PRODUCTION LINE
B: APPLYING A LAYER OF ADHESIVE MATERIAL TO THE TOP SURFACE OF SUPPORT SHEET MOVING ALONG THE CONVEYOR
C: ARRANGING A PLURALITY OF PHOTO-VOLTAIC (PV) SOLAR CELLS IN AN ARRAY AND INTERCONNECTING THE SOLAR CELLS IN ELECTRICAL SERIES USING A SET OF ELECTRICAL CONDUCTORS
D: PLACING THE ARRAY OF SOLAR CELLS ON THE LAYER OF ADHESIVE MATERIAL ON THE SUPPORT SHEET TO FORM A SOLAR PANEL CONSTRUCTION, SO THAT THE TOP SURFACE OF THE ADHESIVE LAYER ON THE SUPPORT SHEET IS LEVEL WITH THE TOP SURFACE OF THE ARRAY OF SOLAR CELLS
E: ATTACHING A SET OF ELECTRICAL BUSES TO THE EDGE OF THE SOLAR PANEL, AND ELECTRICAL CONDUCTORS TO THE ELECTRICAL BUSES FOR ATTACHMENT TO AN ELECTRICAL CONNECTOR TO BE MOUNTED ON REAR OF THE SUPPORT SHEET
F: APPLYING AN EPOXY RESIN COATING OVER THE ARRAY OF SOLAR CELLS ON THE SUPPORT SHEET, AND ABOUT THE EDGES OF THE SUPPORT SHEET COVERING ALL SOLAR CELLS, ELECTRICAL BUSES, AND ELECTRICAL CONDUCTORS
G: CURING EPOXY-RESIN COATING APPLIED OVER ARRAY OF SOLAR CELLS, CONDUCTORS, AND BUSES
H: APPLYING A TOP EPOXY-RESIN COATING OVER THE CURED EPOXY-RESIN COVERING
I: CURING THE TOP PROTECTIVE EPOXY-RESIN COATING APPLIED OVER THE EPOXY-RESIN COATING
J: MOUNTING AN ELECTRICAL CONNECTOR TO REAR SURFACE OF THE SUPPORT SHEET
K:TESTING THE SOLAR PANEL CONSTRUCTION UNDER AN ARTIFICIAL-SUNLIGHT SOURCE, AND DETERMINING SOLAR PANEL MEETS MINIMUM ELECTRICAL AND MECHANICAL PERFORMANCE SPECIFICATIONS
L: PACKAGE EACH FRAME-LESS EPOXY-RESIN-ENCAPSULATED SOLAR PANEL CONSTRUCTION

FIG. 14

FRAME-LESS EPOXY-RESIN ENCAPSULATED SOLAR PANEL CONSTRUCTION


10'''
12
12,13
16
16
15
18
23
17
16

FIG. 15A


10'''
18
23
17
16
15
13,14
19

FIG. 16


12,13,14
18
19
23
17
15
16

FIG. 15B


18
23
17
16
15
12,13,14
19

FIG. 17


18
23
17
12
16
15
10

FIG. 18


64 INCHES
164 cm
60 CELLS
39 INCHES
99 cm
10''

FIG. 19A


72 CELLS
39 INCHES
99 cm
77 INCHES
196 cm
12
12
12
10'

FIG. 19B


19
20B
21A
20A
21B
20
12
10'''

FIG. 20


14
14
12
13
13
15
13
13
11
12
12
12
14
14

FIG. 21


GENERAL PRODUCTION LINE FOR FABRICATING FRAME-LESS RESIN-ENCAPSULATED SOLAR PANELS
45
50
15
27
26
29
28
33
34
35
36
37
46
38
39
40
41
42
10'''

FIG. 22


42
41
40
39
49
30C
30B
29
30A
38
46
37
36
35
34
33
28
26

FIG. 23


METHOD OF MANUFACTURING A FRAME-LESS ENCAPSULATED SOLAR PANEL CONSTRUCTION ALONG A PRODUCTION LINE IN ACCORDANCE WITH THE PRINCIPLES OF THE PRESENT INVENTION
A: SUPPLYING A STACK OF PHENOLIC SUPPORT SHEETS TO THE CONVEYOR OF A SOLAR PANEL PRODUCTION LINE
B: APPLYING A LAYER OF ADHESIVE MATERIAL TO THE TOP SURFACE OF SUPPORT SHEET MOVING ALONG THE CONVEYOR
C: ARRANGING A PLURALITY OF PHOTO-VOLTAIC (PV) SOLAR CELLS IN AN ARRAY AND INTERCONNECTING THE SOLAR CELLS IN ELECTRICAL SERIES USING A SET OF ELECTRICAL CONDUCTORS
D: PLACING THE ARRAY OF SOLAR CELLS ON THE LAYER OF ADHESIVE MATERIAL ON THE SUPPORT SHEET TO FORM A SOLAR PANEL CONSTRUCTION, SO THAT THE TOP SURFACE OF THE ADHESIVE LAYER ON THE SUPPORT SHEET IS LEVEL WITH THE TOP SURFACE OF THE ARRAY OF SOLAR CELLS
E: ATTACHING A SET OF ELECTRICAL BUSES TO THE EDGE OF THE SOLAR PANEL, AND ELECTRICAL CONDUCTORS TO THE ELECTRICAL BUSES FOR ATTACHMENT TO AN ELECTRICAL CONNECTOR TO BE MOUNTED ON REAR OF THE SUPPORT SHEET
F: APPLYING AN EPOXY RESIN COATING OVER THE ARRAY OF SOLAR CELLS ON THE SUPPORT SHEET, AND ABOUT THE EDGES OF THE SUPPORT SHEET COVERING ALL SOLAR CELLS, ELECTRICAL BUSES, AND ELECTRICAL CONDUCTORS
G: PARTIAL-CURING EPOXY-RESIN COATING APPLIED OVER ARRAY OF SOLAR CELLS, CONDUCTORS, AND BUSES
H: INSTALLING POLYCARBONATE PANEL ON EPOXY-RESIN COATING
I: APPLYING SECOND EPOXY-RESIN COATING OVER POLYCARBONATE COVERING
J: CURING EPOXY-RESIN COATING APPLIED OVER THE POLYCARBONATE PANEL
K: MOUNTING AN ELECTRICAL CONNECTOR TO REAR SURFACE OF THE SUPPORT SHEET
L:TESTING THE SOLAR PANEL CONSTRUCTION UNDER AN ARTIFICIAL-SUN LIGHT SOURCE, AND DETERMINING SOLAR PANEL MEETS MINIMUM ELECTRICAL AND MECHANICAL PERFORMANCE SPECIFICATIONS
M: PACKAGE EACH FRAME-LESS EPOXY-RESIN-ENCAPSULATED SOLAR PANEL CONSTRUCTION

FIG. 24

FRAME-LESS ENCAPSULATED PHOTO-VOLTAIC SOLAR PANEL SUPPORTING SOLAR CELL MODULES ENCAPSULATED WITHIN MULTIPLE LAYERS OF OPTICALLY-TRANSPARENT EPOXY-RESIN MATERIALS

BACKGROUND OF INVENTION

Field of Invention

The present invention is related to improvements in photo-voltaic solar panel construction, and methods and apparatus for producing the same.

Brief Description of State of the Art

Over the past few decades, the demand for photovoltaic (PV) solar panels has steadily increased with the demand for environmentally clean electrical power generation.

In general, the state of the art in solar panel construction involves mounting PV solar cells or modules on glass substrates encapsulated or laminated using adhesive or like coating. In some applications, the glass-substrates are replaced with reinforced plastic sheets. In other applications, the substrate is realized as a reinforced panel construction, on which the photo-voltaic (PV) solar cell array or module(s) is mounted beneath a top protective panel. These solar panel assemblies are then typically mounted in a framing structure that grips the solar panel assembly at its perimeter. While adding extra weight and depth to the final solar panel assembly, the framing contributes to extra weight, and can make cleaning the exterior surface of the solar panel difficult in most installations.

FIGS. **1**A, **1**B and **1**C show a conventional framed solar panel construction **1**, in which an array of photo-voltaic (PV) cell modules **2** are electrically connected together and laminated between (i) a glass substrate **3** or back support sheet (e.g. Econolite® material), and (ii) an optically transparent top glass panel **4** using an EVA-type adhesive layers **5**A and **5**B, and embraced within a rigid frame structure **6** made of metal or other rigid material.

FIG. **2** describes the high-level steps involved in carrying out the method of constructing the prior art framed solar panel construction shown.

As indicated at Block A in FIG. **2**, the first step involves supplying a stack of glass sheets to the conveyor of a solar panel production line.

As indicated at Block B in FIG. **2**, the second step applying a layer of adhesive material to the top surface of support substrate or sheet (e.g. Econolite panel) moving along the conveyor.

As indicated at Block C in FIG. **2**, the third step involves arranging a plurality of photo-voltaic (PV) solar cell modules in an array and interconnecting the solar cell modules in electrical series using a set of string-like and tab-like electrical conductors.

As indicated at Block D in FIG. **2**, the fourth step involves placing the array of solar cell modules or modules on the layer of adhesive material (e.g. polyethylene-vinyl acetate or EVA) on the support sheet to form a solar panel construction.

As indicated at Block E in FIG. **2**, the fifth step involves attaching a set of electrical buses to the edge of the solar panel, and electrical conductors to the electrical buses for attachment to an electrical connector to be mounted on rear of the support sheet.

As indicated at Block F in FIG. **2**, the sixth step involves applying a layer of adhesive material (e.g. EVA) over the array of solar cell modules on the support sheet.

As indicated at Block G in FIG. **2**, the seventh step involves applying an optically transparent top layer over the array of solar cell modules, and laminating the top layer to the support sheet.

As indicated at Block H in FIG. **2**, the eighth step involves mounting the laminated solar panel in a rigid frame structure.

As indicated at Block I in FIG. **2**, the ninth step involves mounting an electrical connector to rear surface of the support sheet.

As indicated at Block J in FIG. **2**, the tenth step involves testing the solar panel construction under an artificial-sun light source, and determining that solar panel meets its minimum electrical and mechanical performance specifications. Thereafter, the panel assembly is ready for packaging, distribution and shipment to end users.

FIGS. **3**A, **3**B and **1**C shows a conventional frame-less solar panel construction **1'**, in which an array of photo-voltaic (PV) cell modules **2** are electrically connected together and laminated between (i) a glass substrate **3** or back support sheet (e.g. Econolite® material), and (ii) an optically transparent top glass panel **4** using an EVA-type adhesive layers **5**A and **5**B.

FIG. **4** describes the high-level steps involved in carrying out the method of constructing the prior art framed-less solar panel construction **1'** shown in FIGS. **3**A, **3**B, **3**C and **3**D.

As indicated at Block A in FIG. **4**, the first step involves supplying a stack of glass sheets to the conveyor of a solar panel production line.

As indicated at Block B in FIG. **4**, the second step applying a layer of adhesive material to the top surface of support substrate or sheet (e.g. Econolite panel) moving along the conveyor.

As indicated at Block C in FIG. **4**, the third step involves arranging a plurality of photo-voltaic (PV) solar cell modules in an array and interconnecting the solar cell modules in electrical series using a set of string-like and tab-like electrical conductors.

As indicated at Block D in FIG. **4**, the fourth step involves placing the array of solar cell modules or modules on the layer of adhesive material (e.g. polyethylene-vinyl acetate or EVA) on the support sheet to form a solar panel construction.

As indicated at Block E in FIG. **4**, the fifth step involves attaching a set of electrical buses to the edge of the solar panel, and electrical conductors to the electrical buses for attachment to an electrical connector to be mounted on rear of the support sheet.

As indicated at Block F in FIG. **4**, the sixth step involves applying a layer of adhesive material (e.g. EVA) over the array of solar cell modules on the support sheet.

As indicated at Block G in FIG. **4**, the seventh step involves applying an optically transparent top layer over the array of solar cell modules, and laminating the top layer to the support sheet.

As indicated at Block H in FIG. **4**, the eighth step involves mounting an electrical connector to rear surface of the support sheet.

As indicated at Block I in FIG. **4**, the ninth step involves testing the solar panel construction under an artificial-sun light source, and determining that solar panel meets its minimum electrical and mechanical performance specifications. Thereafter, the panel assembly is ready for packaging, distribution and shipment to end users.

While conventional solar panel constructions have advanced over the years in terms of energy generation efficiency, weight and manufacturing requirements have constrained design and performance specifications in many applications.

Clearly, there is a great need for better solar panel construction panel design that is thin, lightweight, sufficiently rigid and strong for mounting in diverse rooftop applications, while overcoming the shortcomings and drawbacks of prior art methods and apparatus.

OBJECTS AND SUMMARY OF THE PRESENT INVENTION

Accordingly, a primary object of the present is to provide a new and improved frame-less epoxy-resin encapsulated solar panel construction, requiring fewer components without edge-based frame structures, while retaining strength and flexibility required in many solar panel applications and overcoming the shortcomings and drawbacks of prior art devices and systems.

Another object of the present invention is to provide such a new and improved frame-less epoxy-resin encapsulated solar panel construction, in which an optically transparent epoxy-resin coating is applied over an array of photo-voltaic (PV) solar cell modules mounted on a sheet of phenolic resin, and supported in a layer of adhesive coating applied as a liquid with a viscosity and a thickness such that the thickness of the layer of adhesive coating is substantially equal to the thickness of the PV solar cell modules, and cured to a sufficient hardness, after which the epoxy-resin coating is applied over the array of PV solar cell modules and the cured layer of adhesive coating so as to reinforce the strength of the sheet of phenolic resin, particularly around the perimeter of the sheet of phenolic resin.

Another object of the present invention is to provide such a new frame-less epoxy-resin encapsulated solar panel construction, in which the optically-transparent epoxy-resin coating is applied over the array of the PV solar cell modules and the cured layer of adhesive coating in an applied thickness sufficient to provide the strength and rigidity required for diverse rooftop applications.

Another object of the present invention is to provide such a new frame-less epoxy-resin encapsulated solar panel construction, in which the edge portions thereof comprise the cured layer of adhesive coating on the sheet of phenolic resin, and the optically-transparent epoxy-resin coating applied over the cured layer of adhesive coating.

Another object of the present invention is to provide a new and improved frame-less epoxy-resin encapsulated solar panel construction comprising an array of photo-voltaic (PV) solar cell modules connected to an electrically-conductive bus bar assembly, adhesively bonded to a sheet of phenolic resin, and encapsulated in a layer of adhesive material having a thickness substantially equal to the array of solar cell modules, and wherein the array of photo cell modules, conductors and buses and adhesive layer are coated with an optically transparent layer of epoxy-resin material which is allowed to partially cure, whereupon a polycarbonate sheet is applied and bonded to the optically transparent layer encapsulating the array of photo cell modules on the phenolic resin sheet, and an optically transparent epoxy resin coating is applied over the polycarbonate sheet to provide a thin clear coating that is hydro-phobic and oleo-phobic to provide self-cleaning action when wet during rain showers.

Another object of the present invention is to provide such a new frame-less epoxy-resin encapsulated solar panel construction, which has sufficient strength and rigidity required for diverse rooftop applications.

Another object of the present invention is to provide such a new frame-less epoxy-resin encapsulated solar panel construction, in which the edge portions of the frame-less epoxy-resin encapsulated solar panel construction can be easily drilled to form mounting holes without the risk of damaging the panel or compromising its strength or integrity.

Another object of the present invention is to provide a novel automated factory system for mass producing frame-less epoxy-resin encapsulated solar panels in a low-cost highly automated manner.

Another object of the present invention is to provide a novel automated process for mass producing frame-less epoxy-resin encapsulated solar panels in a low-cost highly automated manner.

These and other benefits and advantages to be gained by using the features of the present invention will become more apparent hereinafter and in the appended Claims to Invention.

BRIEF DESCRIPTION OF THE DRAWINGS

The following Objects of the Present Invention will become more fully understood when read in conjunction of the Detailed Description of the Illustrative Embodiments, and the appended Drawings, wherein:

FIG. **1A** is a perspective view of a conventional rigidly-framed solar panel construction, in which an array of photo-voltaic (PV) cell modules are connected together and laminated between a glass substrate and optically transparent top panel, and embraced within a rigid frame structure;

FIG. **1B** is a cross-sectional view of the conventional rigidly-framed solar panel construction shown in FIG. **1A**, taken along line **1B-1B** indicated in FIG. **1A**;

FIG. **1C** is an exploded view of the conventional framed solar panel construction shown in FIGS. **1A** and **1B**;

FIG. **2** is a flow chart describing the high-level steps involved in carrying out the prior art method of constructing the prior art rigidly-framed solar panel construction shown in FIGS. **1A**, **1B** and **1C**;

FIG. **3A** is a perspective view of a conventional frame-less solar panel construction, in which an array of photo-voltaic (PV) cell modules are connected together and laminated between a glass substrate and optically transparent top panel;

FIG. **3B** is a cross-sectional view of the conventional frame-less solar panel construction shown in FIG. **3A**, taken along line **3B-3B** indicated in FIG. **3A**;

FIG. **3C** is an exploded view of the conventional framed solar panel construction shown in FIGS. **3A** and **3B**;

FIG. **3D** is a perspective view of the conventional frame-less solar panel shown in FIGS. **3A** through **3C** mounted on a rooftop surface using conventional mounting brackets;

FIG. **4** is a flow chart describing the high-level steps involved in carrying out the prior art method of constructing the prior art frame-less solar panel construction shown in FIGS. **3A**, **3B** and **3C**;

FIG. **5A** is a upper perspective view of the first illustrative embodiment of the frame-less epoxy-resin encapsulated solar panel construction of present invention, showing its array of photo-voltaic (PV) solar cell modules connected to an electrically-conductive bus bar assembly, adhesively bonded to a sheet of phenolic resin, and encapsulated in a

layer of adhesive material having a thickness substantially equal to the array of solar cell modules, and wherein the array of photo cell modules, conductors and buses, and a thick optically transparent layer of epoxy-resin coating material encapsulating the array of photo cell modules on the phenolic resin sheet;

FIG. **5**B is a lower perspective view of the illustrative embodiment of the frame-less epoxy-resin encapsulated solar panel construction of FIG. **5**A, showing its rear mounted electrical connector junction box, mounted to the rear of the sheet of phenolic resin;

FIG. **6** is a cross-sectional view of the frame-less epoxy-resin encapsulated solar panel construction of present invention, taken along line **6**-**6** in FIG. **5**A;

FIG. **7** is an elevated side view of the frame-less epoxy-resin encapsulated solar panel construction shown in FIGS. **5**A, **5**B and **6**;

FIG. **8** is an exploded diagram of the frame-less epoxy-resin encapsulated solar panel construction shown in FIGS. **5**A and **5**B;

FIG. **9**A is a plan view of a frameless solar panel construction of the first illustrative embodiment of the present invention, supporting 72 cell solar cell array, measuring 77 inches×39 inches (196 cm×99 cm);

FIG. **9**B is a plan view of a frameless solar panel construction of the first illustrative embodiment of the present invention, supporting 60 cell solar cell array, measuring 64.5 inches×39 inches (164 cm×99 cm);

FIG. **10** is an elevated rear view of the frame-less epoxy-resin encapsulated solar panel construction shown in FIGS. **5**A, **5**B, **6**, **7** and **8**;

FIG. **11** is a schematic representation of an exemplary solar cell array circuit implemented on a frameless solar panel construction according to the present invention, wherein four electrical circuits connected in electrical series are each formed by connecting 12 PV solar cell modules in electrical parallel configuration;

FIG. **12** is a schematic diagram of the solar panel factory system of the present invention for constructing the frame-less epoxy-resin encapsulated solar panel construction of the present invention;

FIG. **13** is a schematic diagram of the production line supported within the solar panel construction factory system of the present invention, configured for constructing the frame-less epoxy-resin encapsulated solar panel construction of the present invention in a high-automated manner using robotic systems at many stages;

FIG. **14** is a flow chart describing the primary steps carried out during the process of manufacturing the frame-less epoxy-resin encapsulated solar panel construction of the present invention, using the production line modeled in FIGS. **12** and **13**;

FIG. **15**A is a upper perspective view of the second illustrative embodiment of the frame-less epoxy-resin encapsulated solar panel construction of present invention, showing its array of photo-voltaic (PV) solar cell modules connected to an electrically-conductive bus bar assembly, adhesively bonded to a sheet of phenolic resin, and encapsulated in a layer of adhesive material having a thickness substantially equal to the array of solar cell modules, and wherein the array of photo cell modules, conductors and buses and adhesive layer are coated with an optically transparent layer of epoxy-resin material which is allowed to partially cure, whereupon a polycarbonate sheet is applied and bonded to the optically transparent layer encapsulating the array of photo cell modules on the phenolic resin sheet, and finally an optically transparent epoxy resin coating is applied over the polycarbonate sheet to provide a think clear coating that is hydro-phobic and oleo-phobic to provide self-cleaning action when wet during rain showers;

FIG. **15**B is a lower perspective view of the illustrative embodiment of the frame-less epoxy-resin encapsulated solar panel construction of FIG. **5**A, showing its rear mounted electrical connector junction box, mounted to the rear of the sheet of phenolic resin;

FIG. **16** is a cross-sectional view of the frame-less epoxy-resin encapsulated solar panel construction of present invention, taken along line **16**-**16** in FIG. **15**A;

FIG. **17** is an elevated side view of the frame-less epoxy-resin encapsulated solar panel construction shown in FIGS. **15**A, **15**B and **16**;

FIG. **18** is an exploded diagram of the frame-less epoxy-resin encapsulated solar panel construction shown in FIGS. **15**A and **15**B;

FIG. **19**A is a plan view of a frameless solar panel construction of the first illustrative embodiment of the present invention, supporting 72 cell solar cell array, measuring 77 inches×39 inches (196 cm×99 cm);

FIG. **19**B is a plan view of a frameless solar panel construction of the first illustrative embodiment of the present invention, supporting 60 cell solar cell array, measuring 64.5 inches×39 inches (164 cm×99 cm);

FIG. **20** is an elevated rear view of the frame-less epoxy-resin encapsulated solar panel construction shown in FIGS. **15**A, **15**B, **16**, **17** and **18**;

FIG. **21** is a schematic representation of an exemplary solar cell array circuit implemented on a frameless solar panel construction according to the present invention, wherein four electrical circuits connected in electrical series are each formed by connecting 12 PV solar cell modules in electrical parallel configuration;

FIG. **22** is a schematic diagram of the solar panel factory system of the present invention for constructing the frame-less epoxy-resin encapsulated solar panel construction of the present invention;

FIG. **23** is a schematic diagram of the production line supported within the solar panel construction factory system of the present invention, configured for constructing the frame-less epoxy-resin encapsulated solar panel construction of the present invention in a high-automated manner using robotic systems at many stages; and

FIG. **24** is a flow chart describing the primary steps carried out during the process of manufacturing the frame-less epoxy-resin encapsulated solar panel construction of the present invention, using the factory production line modeled in FIGS. **22** and **23**.

DETAILED DESCRIPTION OF THE ILLUSTRATIVE EMBODIMENTS OF THE PRESENT INVENTION

Referring to the accompanying Drawings, like structures and elements shown throughout the figures thereof shall be indicated with like reference numerals.

Specification of the Frame-Less Epoxy-Resin Encapsulated Solar Panel Construction of the First Illustrative Embodiment of the Present Invention

FIGS. **5**A, **5**B, **6** and **7** show the first illustrative embodiment of the frame-less epoxy-resin encapsulated solar panel construction **10** comprising: a PV solar cell array **11** consisting of high-efficiency photo-voltaic (PV) solar cell modules **12** connected to an electrically-conductive bus bar

assembly comprising electrical conductive strips **13** and bus bars **14**, all realized as thin electrically-conductive elements connected to PV solar cell modules and modules, as illustrated in electrical circuit of FIG. **11**.

As shown, the arrays and modules of PV solar cell modules **11** and electrical connectors **13** and buses **14** are adhesively bonded to a non-conductive reinforced sheet of phenolic resin **15** of dimensions (e.g. 99 cm by 196 cm, or 99 cm by 164 cm) of the panel being constructed, using a layer of optically transparent adhesive material (e.g. Liquiguard® FTC-03F coating) **16** applied to the sheet of phenolic resin 175, with a dried film thickness (DFT) substantially equal to the thickness of the array of solar cell modules **11**, typically in the range of 150 to 325 microns. Preferably, LiquiGuard® FTC-03F water-based air-dried liquid coating **16** from Liquiguard Technologies, Inc. is used to realize the adhesive coating layer **16**. An optically transparent epoxy-resin encapsulating layer (e.g. Liquiguard® Silcote-AP coating) **17** of 1.0 to 1.5 mm thick is applied over the adhesively-bonded array of solar cell modules **12**, electrical conductors **13** and buses **14**, and adhesive layer coating **16**. This encapsulating layer **17** is then allowed to air dry and cure. The curing time for the Liquiguard® Silcote-AP coating **17** will typically take about **3** hours at room temperature. Thereafter, an optically transparent (e.g. clear) epoxy-resin top-protective coating **18** (e.g. Liquiguard® EFS-100 coating) is applied over the optically transparent epoxy-resin (Silcote-AP) coating **17** at a dry film thickness (DFT) of about 0.1 mm, to form a top-protective and self-cleaning coating **18** for the solar panel assembly **10** constructed during the manufacturing process. The resulting PV solar panel assembly construction **10** is frameless, and has high-strength edges that can be drilled, on job sites, with holes for edge mounting in diverse environments including, for example, horizontal and inclined rooftops, as well as vertical wall mounting applications.

In the preferred embodiment, the photo-voltaic solar cell modules **12** are commercially available from various manufacturers and suppliers, and may be made from various photo-voltaic technologies including, for example: (i) mono-crystalline or multi-crystalline silicon photo-voltaic solar cell modules; (ii) copper indium gallium selenide (CIGS) photo-voltaic solar cell modules; (iii) cadmium telluride (CdTe) photo-voltaic solar cell modules; (iv) peroskite photo-voltaic solar cell modules; and (v) organic photo-voltaic solar cell modules, or plastic photo-voltaic solar cell modules.

Preferably, the non-conductive reinforced phenolic resin sheet **15** will have a thickness between ⅛ to 3/16 inches, and provide a support substrate for the solar cell assembly under construction. The reinforced phenolic resin sheet **15** can be made to be clear (i.e. light transparent) or colored with the addition of dye pigment during the manufacturing process. Such reinforced phenolic resin sheets **15** are commercially available from numerous vendors.

Preferably, the adhesive encapsulating layer **16** is realized using the LiquiGuard® FTC-03F water-based/air-dried polymer adhesive coating consisting of a one part system that does not polymerize to achieve adhesive bonding. In this case, the adhesion occurs because of the high tack and phenolic content of the polymer, and the bond is developed through the process of the water content evaporating from the fluid material. In the illustrative embodiment, the LiquiGuard® FTC-03F adhesive liquid has a viscosity of 3000 cps in its uncured state, with 35% solids, and applied with a dried film thickness (DFT) substantially equal to that of a photo-cell (e.g. 150-325 microns). This condition ensures that the top surfaces of the array of PV photo cell modules and surrounding adhesive coating reside substantially in the same plane, to provide relatively smooth and planar surface characteristics when the PV photo-cell modules **12** and electrical conductors **13** and buses **14** are adhesively mounted to the phenolic resin sheet **15**. This liquid adhesive coating **16** can be evaporatively-dried without cross-linking using a drying tunnel on the production line to accelerate drying time, as will be discussed in greater detail hereinafter. When dried/cured, this adhesive coating **16** has high-tensile strength required for the application at hand.

The optically transparent epoxy-resin top-protective coating **18** applied over the adhesive encapsulating coating **17** can be realized using the LiquiGuard® Silcote-AP advanced polymer formulation, from LiquiGuard Technologies, Inc. The LiquiGuard® Silcote-AP coating **17** is an inorganic hybrid two-part coating polymer formulation which, when cured, provides a durable coating that protects the photo-cell array **11** and electrical conductors **13** and buses **14** mounted on the phenolic resin sheet **15**. The 2-part Silcote-AP coating **17** is supplied as Part-A and Part-B, where Part-A is the resin and Part-B is the catalyst that enables the curing and hardening of the resin to develop the ultimate physical properties. The mixing ratio is 6:1 and should be strictly maintained in order to ensure optimal functionality. For example, six parts of Part-A can be poured into a plastic or metal container just prior to application. Then one part of Part-B is added to the Part-A in the container and the mix is gently stirred until a clear slightly straw colored liquid is obtained which ensures that the two parts have thoroughly homogenized. This two-part liquid coating can be applied over the photo-cell modules **12** and conductors **13** and buses **14** and cured adhesive encapsulating coating **16** using either a spray applicator, roller, brush or other mechanical coating means preferably under robotic control to achieve the desired thickness.

When using the LiquiGuard® Silcote-AP formulation **17**, the manufacturing area should be well ventilated and there should be no exposure to open flames or sparks of any kind. Each gallon of Silcote-AP liquid coating **17** provides a single coat coverage over approximately 750 to 1000 square feet, at approximately 1.5 mil DFT (0.37 mm dry film thickness) depending on the nature of the substrate and method of application. The 'wet edge' or working time of Silcote-AP is approximately 2 hours making it very spray process friendly. It is important to mix only enough material that can be comfortably and properly coated during this time window. The Silcote-AP liquid coating formulation **17** has a 2 to 3 hour working time. Full cure requires approximately 8 hours. The chemical integration of the resin matrix will continue over 48 to 72 hours after application, at which time the Silcote-AP coating will achieve its optimal abrasion, chemical and weather resistant properties.

In the illustrative embodiment, the Liquiguard® EFS-100 coating is a two component formulation, containing 100% solids while emitting a mild odor and zero volatile organic components (VOCs). This top coating formulation **18** has a fine particle size and low-viscosity making it extremely easy to apply using conventional tools such as brush, roller or spray equipment. The EFS-100 product is a carefully engineered with a suggested mix ratio of Part A to Part B specified in the EFS-100 Application Instructions. While the liquid mix has a 'pot life' (i.e. working time) of several hours, the applied coating itself will fully cure in less than an hour. One gallon of EFS-100 mixture can cover approximately 3200 square feet when applied at a 10 micron (0.1

mm) dry film thickness (DFT). The EFS-100 mixture is available in either a gloss or matte finish, and has outstanding durability.

FIG. **8** shows the frame-less epoxy-resin encapsulated solar panel construction of FIGS. **5**A and **5**B in exploded form. As shown, the solar panel construction comprises: the non-conductive reinforced phenolic resin sheet **15** having physical dimension (L×W) the size of the panel construction, with thickness generally between ⅛ to 3/16 of an inch; the adhesive encapsulating layer **16** deposited on the substrate sheet **15**; the array **11** of PV photo cell modules and modules **12**, connected together with conductive strips **13** and buses **14**; and the clear epoxy-resin coating layer **17** realized using two-component hybrid polysiloxane clear coating (e.g. Silcote-AP) applied to 1.0 to 1.25 mm thickness, and allowed to dry; and the clear epoxy resin top protective coating **18**, applied at a thickness of about 0.1 mm, dry film thickness (DFT), preferably extremely hydrophobic, oleo-phobic and ice-phobic, preventing dirt and other contaminants from bonding to the surface, and enable easy cleaning and self-cleaning during rain showers.

When using the LiquiGuard® system of adhesive and epoxy-resin products described above (i.e. LiquiGuard® FTC-03F adhesive liquid, LiquiGuard® Silcote-AP epoxy-resin formulation, and LiquiGuard® EFS-100 epoxy-resin formulation), it is expected that none of these components of the frameless encapsulated epoxy-resin PV solar panel construction **10** of the first illustrative embodiment will discolor or yellow during the lifetime of the frameless solar panel construction, and otherwise remain optically transparent and crystal clear, unlike conventional epoxy-resin based systems known in the art. The advantage of this system will be a more attractive looking product with great aesthetic value to the consumer, and less filtering of solar radiation energy from the Sun, and therefore improving the energy conversion efficiency of the PV solar cell arrays encapsulated in the solar panel construction.

FIG. **9**A shows a frameless solar panel construction of the first illustrative embodiment of the present invention **10**, supporting a 72 PV cell solar cell array, measuring 77 inches×39 inches (196 cm×99 cm). FIG. **9**B shows a frameless PV solar panel construction of the first illustrative embodiment of the present invention, supporting a 60 cell solar cell array, measuring 64.5 inches×39 inches (164 cm×99 cm). FIG. **11** shows how the PV solar cell modules may be electrically connected to construct a solar power generating circuit with the desired voltage and current (V-I) characteristics required by the application at hand. The frameless PV solar panel construction of the present invention can be made to any size, for virtually any application. FIG. **10** shows the rear side of the frame-less epoxy-resin encapsulated solar panel **10** shown in FIGS. **5**A, **5**B, **6**, **7** and **8**, and more particularly its electrical junction box **19** mounted to rear surface thereof **20** using conventional mounting methods. The function of the junction box **19** is to support electrical power jacks **21**A and **21**B for connection of electrical power cables **22**A and **22**B that connect each solar panel device **10** to an electrical power system supported within the building, house or other environment, in which the solar panel device is be installed.

Specification of the Automated Solar Panel Construction Factory System of the Present Invention

FIGS. **12** and **13** show different representations of a solar panel factory system of the present invention **25** for con-

structing the frame-less epoxy-resin encapsulated solar panel construction **10**, **10'**, **10"** described in FIGS. **5**A through **11**. As shown in FIG. **12**, the factory system **25** comprises a plurality of stages, namely: an automated phenolic sheet feeding stage **26** for storing a supply of reinforced non-conductive phenolic resin sheets **15** for feeding to a conveyor transport system **27** extending through and between each stage along the primary automated production line **30**A; an adhesive coating stage **28** for automatically applying a controlled coating of liquid adhesive material **16** on the top surface of each phenolic resin sheet as it is moving along the conveyor transport system **27**; a solar cell array stringing and tabbing stage **29** arranged on a second production line **30**B for stringing and tabbing together the solar cell modules into PV solar cell subcircuits using electrical conductors **13** that have the appearance of strings and tabs, and being brought onto the primary production line **30**A by an automatic robot handling system **31** under a control and automation system **32**; a solar cell array placement stage **33** for automatically picking up and placing the tabbed and stringed array of PV solar cell modules **12** upon a layer of uncured adhesive liquid **16** applied to the top surface of a phenolic resin sheet **15** during the production process: an air drying stage **34** for allowing the adhesive liquid coating to air dry before being moved to the next stage; an electrical bus attachment and soldering stage **35** for making electrical soldered connections between the strings and tabs of the electrical conductors **13** and buses **14** mounted on the phenolic sheet **15**; an encapsulating epoxy-resin coating application stage **36** for automatically applying the encapsulating epoxy-resin coating **17** over the solar cell array, soldered electrical conductors and buses mounted on the phenolic sheet, to a sufficient thickness required to provide protection to the solar cell modules and electrical conductors and buses; a partial-drying and trimming stage **37** maintained off the primary production line **30**A along a third production line **30**C, for allowing the applied encapsulating epoxy-resin coating **17** to dry before being moved to next stage of the manufacturing and assembly process; an epoxy-resin top-protective coating application stage **38** for automatically applying the top-protective epoxy-resin liquid coating **18** over the applied and cured epoxy-resin encapsulating coating **17**; a drying and trimming stage **39** for allowing the top-coated epoxy-resin coating **18** dry and trimming and finishing (e.g. polishing) the perimeter edges of the panel assembly for finishing purposes: an electrical connector (e.g. junction box) mounting stage **40** for mounting a low-profile electrical connector junction box **19** on the rear surface of each panel assembly and making electrical connections with its PV solar panel circuit schematically represented in FIG. **11** for illustrative purposes; an electrical testing stage **41** for producing a virtual source of solar radiation emulating the intensity of the Sun on particular days of the year at different locations on the Earth, and measuring and recording the V-I electrical response characteristics of each solar panel being tested and certified as to test performance, with the results being automatically logged into a product database maintained within the factory system; and a solar panel packaging stage **42** for packaging each frame-less epoxy-resin encapsulated solar panel **10** produced from the production line of the factory system.

FIG. **13** shows the solar panel construction factory system depicted in FIG. **12**, but spatially arranged to show its several production lines and stages as might be more likely arranged on an actual factory floor. In particular, stage **37** requiring a several hour delay to allow for the time-lapsed curing of the 2-part epoxy-resin coating **17** will typically be

realized on a separate production line or branch, to allow for solar panel assemblies to be queued up during the during and curing process, while other stages of the manufacturing process are allowed to continue without interruption. Then at a later time, after the epoxy-resin coating **17** has cured on each solar panel assembly, the assembly is moved onto the next stage along the production line, where the top protective epoxy-resin coating **18** is applied in an automated manner, and then allowed to cure, as described.

In the illustrative embodiment, conventional automated production lines and machinery for PV panels systems can be adapted and modify as necessary, in view of the present invention disclosure, to product and operate the automated production lines and factory system described herein and modeled in detail in FIGS. **12** and **13**. For purposes of illustration, any one or many commercially available producers of equipment for the manufacture of solar panels, providing turnkey solar manufacturing lines, and automatic and/or semi-automatic machinery for the manufacture of photovoltaic panels (e.g. Mondragon Assembly, based in Spain, https://www.mondragon-assembly.com, can be used to supply conventional system components such as tabber stringers, interconnection modules, PV module inspection machines, cell testers, sorters and conveyors and robotic transporters. Following the principles of the present invention, these system components can be adapted and integrated together with the automated phenolic sheet feeding subsystem **26**, the automated polymer adhesive coating subsystem **28**, the air drying tunnel subsystem **34**, the epoxy resin coating subsystem **36**, and curing and trimming stage **37**, and the like disclosed herein, so as to design, configure and produce the automated solar panel production systems of the present invention, as shown in FIGS. **12** and **13** using ordinary skill in the art given the benefit of the present invention disclosure.

When realizing the automated polymer adhesive coating subsystem **28**, spray application technology and/or mechanical applications can be used to apply the adhesive coating to the desired thickness, at the required temperatures for the liquid adhesive being used.

When realizing the air drying tunnel subsystem **34**, electric or gas driven heaters can be used to maintain the temperature in the drying tunnel to accelerate the air-drying process, involving the adhesive, as desired.

When realizing the epoxy resin coating subsystem **36**, spray application technology and/or mechanical applications can be used to apply the 2-part epoxy-resin coating to the desired thickness, at the required temperatures for the liquid polymer coating being used. Providing sufficient dwell time along the production line is required to enable the polymer resin molecules to polymerize in the presence of the hardeners, and achieve the desired epoxy-resin coating for the present invention.

When realizing the curing and trimming stage **37**, manual and/or automated cutting mechanisms can be employed, to trim any excess material from the panel during the manufacturing process.

Specification of the Process of Manufacturing the Frame-Less Epoxy-Resin Encapsulated Solar Panel Construction of the Present Invention

FIG. **14** describes the primary steps carried out during the process of manufacturing the frame-less epoxy-resin encapsulated solar panel **10** of the present invention, using the production line modeled in FIGS. **12** and **13**. As shown, the method comprises: (a) supplying a stack of phenolic support sheets **15** to the conveyor transport system **27** of a solar panel production line; (b) applying a layer of adhesive material to the top surface of support sheet moving along the conveyor; (c) arranging a plurality of photo-voltaic (PV) solar cell modules in an array and interconnecting the solar cell modules in electrical series using a set of electrical conductors; (d) placing the array of solar cell modules on the layer of adhesive material on the support sheet to form a solar panel construction, so that the top surface of the adhesive layer on the support sheet is level with the top surface of the array of solar cell modules; (e) attaching a set of electrical buses **14** to the edge of the solar panel, and electrical conductors **13** to the electrical buses **14** for attachment to an electrical connector in the electrical junction box **19** to be mounted on rear of the support sheet **12**; (f) applying an encapsulating epoxy-resin coating **17** over the array of solar cell modules on the support sheet, and about the edges of the support sheet covering all solar cell modules **12**, electrical **13** and electrical conductors **14**; (g) curing the epoxy resin coating **17** applied over the array of solar cell modules **12**, electrical buses **13** and electrical conductors **14**; (h) applying a top-protective epoxy-resin coating **18** over the applied and cured epoxy-resin coating **17**; (i) curing the top-protective epoxy-resin coating **18** applied over the epoxy-resin coating **17**; (j) mounting an electrical connector junction box **19** to rear surface of the support sheet **12**; (k) testing the solar panel construction under an artificial-sun light source, and determining that solar panel meets its minimum electrical and mechanical performance specifications; and (l) package each frame-less epoxy-resin encapsulated solar panel **10** produced from the production line of the automated factory system **25**.

Specification of the Frame-Less Epoxy-Resin Encapsulated Solar Panel Construction of the Second Illustrative Embodiment of the Present Invention

FIGS. **15**A, **15**B, **16** and **17** show the second illustrative embodiment of the frame-less epoxy-resin encapsulated solar panel construction **30** comprising: an array of photovoltaic (PV) solar cell modules and modules **12** connected to an electrical conductors **13** and buses **14**, adhesively bonded to a non-conductive reinforced sheet of phenolic resin **12**, and encapsulated in a layer of adhesive material coating **16** having a thickness substantially equal to the array of solar cell modules **12**. As shown, the array of photo cell modules **12**, the conductors **13**, the buses **14** and the adhesive layer **16** are coated with an optically transparent layer of epoxy-resin material **17** which is allowed to partially cure. Upon the partially-cured epoxy-resin coating **17**, a polycarbonate sheet **23** is applied and bonded to the optically transparent layer or coating **17** on the array of photo cell modules **12** on the phenolic resin sheet **15**. Finally, an optically transparent epoxy resin encapsulating coating **18** is applied over the polycarbonate sheet **23** to provide a thin clear coating that is hydro-phobic, oleo-phobic and ice-phobic to provide self-cleaning action when wet during rain showers.

In the illustrative embodiment, the phenolic resin sheet **23** has physical dimensions (L×W) commensurate with the size of the panel construction as shown in FIGS. **19**A and **19**B, and a thickness generally between ⅛ to 3/16 of an inch.

The adhesive encapsulating layer **16** deposited on the phenolic resin substrate sheet **15** can be realized using LiquiGuard® FTC-03F liquid coating, described above, applied at a dry film thickness (DFT) equal to the thickness

of a photo-cells in the array **12**. The adhesive coating **16** can be dried using a drying tunnel to accelerate drying time.

The array of PV photo cell modules **12** are connected together with conductive strips **13** and buses **14**, known in the art, using stringing and tabbing machines. Mondragon Assembly, an internationally recognized producer of equipment for the manufacture of solar panels, makes and sells tabbing and stringer equipment, interconnection equipment, PV module testing, etc. for use in practicing the factory system of the present invention. They design and provide turnkey production lines and machinery for photovoltaic systems. https://www.mondragon-assembly.com/solar-automation-solutions/

The optically transparent epoxy resin encapsulating layer **17** is realized using two-component hybrid polysiloxane clear coating (e.g. Silcote-AP from LiquiGuard Technologies) containing a 100% solids and applied to 1.0 to 1.25 mm thickness, and allowed to partially cure for approximately 1.5 hours.

The clear polycarbonate sheet has a thickness of a ⅛ to 3/16 inch applied to and upon the partially-cured Silcote-AP coating **17**, so that that the polycarbonate sheet **23** will bond thereto when the epoxy-resin completely cures over the next 1.5 hours. The clear polycarbonate sheet **23** placed on top of the partially-cured Silcote-AP coating **17** permits the polycarbonate sheet **23** to bond with the Silcote-AP coating **17** and become a fully attached part of the lower assembly without the need for attachment hardware. The function of the polycarbonate sheet **23** is to provide a high impact barrier to hail and other harsh environmental elements which may come in contact with the solar panel construction.

As shown, an optically transparent epoxy-resin top-protective coating **18** is applied over the polycarbonate sheet **23**, and can be realized using LiquiGuard® EFS-100 2-component epoxy-resin coating **18**, described above, applied at a thickness of about 0.1 mm, dry film thickness (DFT). This clear epoxy-resin top-protective coating **18** is extremely hydro-phobic, oleo-phobic and ice-phobic, preventing dirt and other contaminants from bonding to the surface, and enable easy cleaning and self-cleaning during rain showers.

The resulting PV solar panel assembly construction **10'''** is frameless, and has high-strength edges that can be drilled, on job sites, with holes for edge mounting in diverse environments including, for example, horizontal and inclined rooftops, as well as vertical wall mounting applications.

In the preferred embodiment, the photo-voltaic solar cell modules **12** are commercially available from various manufacturers and suppliers, and may be made from various photo-voltaic technologies including, for example: (i) mono-crystalline or multi-crystalline silicon photo-voltaic solar cell modules; (ii) copper indium gallium selenide (CIGS) photo-voltaic solar cell modules; (iii) cadmium telluride (CdTe) photo-voltaic solar cell modules; (iv) peroskite photo-voltaic solar cell modules; and (v) organic photo-voltaic solar cell modules, or plastic photo-voltaic solar cell modules.

Preferably, the non-conductive reinforced phenolic resin sheet **15** will have a thickness between ⅛ to 3/16 inches, and provide a support substrate for the solar cell assembly. The reinforced phenolic resin sheet can be made to be clear (i.e. light transparent) or colored with the addition of dye pigment during the manufacturing process. Such reinforced phenolic resin sheets **15** are commercially available from numerous vendors.

Preferably, the adhesive encapsulating layer **16** can be realized using LiquiGuard® FTC-03F water-based air-dried polymer adhesive coating consisting of a one part system that does not polymerize to achieve adhesive bonding. In this case, the adhesion occurs because of the high tack and phenolic content of the polymer, and the bond is developed through the process of the water content evaporating from the fluid material. In the illustrative embodiment, the LiquiGuard® FTC-03F adhesive has a viscosity of **3000** cps, with 35% solids, when being applied with a dried film thickness (DFT) substantially equal to that of a photo-cell (e.g. 150-325 microns) so that the top surfaces of the photo cell modules and surrounding adhesive coating reside substantially in the same plane, to provide relatively smooth and planar surface characteristics. This liquid adhesive coating can be evaporatively-dried without cross-linking using a drying tunnel on the production line to accelerate drying time, as will be discussed in greater detail hereinafter.

The optically transparent or clear epoxy-resin encapsulating coating **17** applied over the adhesive encapsulating coating **16** can be realized using LiquiGuard® Silcote-AP, from LiquiGuard Technologies, Inc., described above, in the same mixing ratio. The optically transparent or clear epoxy-resin top-protective coating **18** can be realized using the LiquiGuard® EFS-100 two-component formulation, described above, in the same mixing ratio.

FIG. **18** shows the frame-less epoxy-resin encapsulated solar panel construction of FIGS. **15**A and **15**B in exploded form, comprising: the non-conductive reinforced phenolic resin sheet **15** with thickness generally between ⅛ to 3/16 of an inch; the adhesive encapsulating layer **16** deposited on the substrate sheet **15**; the array of PV photo cell modules **12**, connected together with conductive strips **13** and buses **14**, known in the art, and adhered to the phenolic resin sheet; the clear epoxy-resin coating layer **17** applied to 1.0 to 1.25 mm thickness; the polycarbonate sheet **23** of ⅛ to about ⅜ thickness; and the clear epoxy-resin top protective coating **18**, applied at a thickness of about 0.1 mm, dry film thickens (DFT).

When using the LiquiGuard® system of adhesive and epoxy-resin products described above (i.e. LiquiGuard® FTC-03F adhesive liquid, LiquiGuard® Silcote-AP epoxy-resin formulation, and LiquiGuard® EFS-**100** epoxy-resin formulation), it is also expected that none of these components of the frameless encapsulated epoxy-resin PV solar panel construction **10'''** of the second illustrative embodiment will discolor or yellow during the lifetime of the frameless solar panel construction, and otherwise remain optically transparent and crystal clear, unlike conventional epoxy-resin based systems known in the art. The advantage of this system will be a more attractive looking product with great aesthetic value to the consumer, and less filtering of solar radiation energy from the Sun, and therefore improving the energy conversion efficiency of the PV solar cell arrays encapsulated in the solar panel construction **10'''**.

FIG. **19**A shows a frameless solar panel construction of the first illustrative embodiment of the present invention, supporting 72 cell solar cell array, measuring 77 inches×39 inches (196 cm×99 cm). FIG. **19**B shows a frameless solar panel construction of the first illustrative embodiment of the present invention, supporting 60 cell solar cell array, measuring 64.5 inches×39 inches (164 cm×99 cm). FIG. **21** shows how the solar cell modules may be electrically connected to construct a solar power generating circuit with the desired voltage and current characteristics required by the application at hand. Clearly, the frameless solar panel construction of the present invention can be made to any size for virtually any application requiring photo-voltaically generated electrical power. Typically, the PV panel construc-

tions of the present invention generate DC electrical power. However, it is understood that electrical DC-AC power conversion circuits can be integrated with the panel construction, and even mounted on the rear surface of the phenolic resin board, so as to provide solar panels capable of generating and supplying AC electrical power to electrical loads, in applications requiring the same.

FIG. **20** shows the rear view of the frame-less epoxy-resin encapsulated solar panel construction shown in FIGS. **15**A, **15**B, **16**, **17** and **18**, and more particularly the electrical junction box **19** that is mounted to rear surface thereof using conventional mounting methods. The function of the junction box **19** is to support electrical power jacks **20**A and **20**B for connection of electrical power cables **21**A, **21**B that connect each solar panel device to an electrical power system supported within the building, house or other environment in which the solar panel device may be installed.

Specification of the Automated Solar Panel Construction Factory System of the Present Invention

FIGS. **22** and **23** show different representations of a solar panel factory system of the present invention **10'''** for constructing the frame-less epoxy-resin encapsulated solar panel construction of the present invention described in FIGS. **15**A through **21**. As shown, the factory system **45** comprises a plurality of stages, namely: an automated phenolic sheet feeding stage **26** for storing a supply of reinforced phenolic sheets **15** for feeding to an extended conveyor transport system **27** extending through and between each stage along the primary automated production line **30**A; an adhesive coating stage **28** for automatically applying a controlled coating of liquid adhesive material **16** on the top surface of each phenolic sheet as it is moving along the conveyor transport system **27**; a solar cell array stringing and tabbing stage **29** arranged on a second production line **30**B for stringing and tabbing together the solar cell modules into modules (i.e. PV solar cell subcircuits) using electrical conductors that have the appearance of strings and tabs, and being brought onto the primary production line **30**A by an automatic robot handling system **49** under automated system controller **50**; a solar cell array placement stage **33** for picking up a tabbed and stringed array of solar cell modules **12** and placing them on a layer of adhesive **16** applied to the top surface of a phenolic resin sheet **15** upon which the sheet a PV solar panel will be assembled: an air drying stage **34** for allowing the adhesive liquid coating **16** to air dry before being moved to the next stage; an electrical bus attachment and soldering stage **35** for making electrical soldered connections between the strings and tabs of the electrical conductors **13** and buses **14** mounted on the phenolic sheet **15**; an encapsulating epoxy-resin coating application stage **36** for automatically applying the encapsulating epoxy-resin coating **17** over the solar cell array **12**, soldered electrical conductors **13** and buses **14** mounted on the phenolic sheet **15**, to a sufficient thickness required to provide protection to the solar cell modules and electrical conductors and buses; a partial-drying stage **37**, maintained off the primary production line **30**A along a third production line **30**C, for allowing the applied encapsulating epoxy-resin coating **17** to dry before being moved to next stage of the manufacturing and assembly process; a polycarbonate panel placement stage **46** for applying a polycarbonate sheet **23** on the partially-cured optically transparent resin coating **17**; an epoxy-resin top-protective coating stage **38** for applying an epoxy resin top protective coating **18** to the bonded sheet of polycarbonate **23**; a top protective epoxy-resin coating application stage **38** for automatically applying the top protective epoxy-resin liquid coating **18** over the applied polycarbonate panel **23**; a curing and trimming stage **39** for allowing the top-coated epoxy-resin coating **18** dry and trimming and finishing (e.g. polishing) the perimeter edges of the panel assembly for finishing purposes: an electrical connector (e.g. junction box) mounting stage **40** for mounting a low-profile electrical connector junction box **19** on the rear surface of each panel assembly and making electrical connections with its PV solar panel circuit schematically represented in FIG. **11** for illustrative purposes; an electrical testing stage **41** for producing a virtual source of solar radiation mimicking the intensity of the Sun on particular days of the year at different locations on the Earth, and measuring and recording the V-I electrical response characteristics of each solar panel being tested and certified as to test performance, with the results being logged into a product database; and a solar panel packaging stage **42** for packaging each frame-less epoxy-resin encapsulated solar panel **10'''** produced from the production line of the factory system.

FIG. **23** shows the solar panel construction factory system depicted in FIG. **22**, but spatially arranged to show its several production lines and stages as might be more likely arranged on an actual factory floor. In particular, stage **39** requiring a several hour delay to allow for the time-lapsed curing of the 2-part epoxy-resin coating **17** will typically be realized on a separate production line or branch, to allow for solar panel assemblies to be queued up during the during and curing process, while other stages of the manufacturing process are allowed to continue without interruption. Then at a later time, after the epoxy-resin coating **17** has cured on each solar panel assembly, the assembly is moved onto the next stage along the production line, where the polycarbonate sheet **23** and thereafter top protective epoxy-resin coating **18** are applied in an automated manner, and then allowed to cure, as described.

In the illustrative embodiment, conventional automated production lines and machinery for PV panels systems can be adapted and modify as necessary, in view of the present invention disclosure, to product and operate the automated production lines and factory system described herein and modeled in detail in FIGS. **22** and **23**. For purposes of illustration, any one or many commercially available producers of equipment for the manufacture of solar panels, providing turnkey solar manufacturing lines, and automatic and/or semi-automatic machinery for the manufacture of photovoltaic panels (e.g. Mondragon Assembly, based in Spain, https://www.mondragon-assembly.com, can be used to supply conventional system components such as tabber stringers, interconnection modules, PV module inspection machines, cell testers, sorters and conveyors and robotic transporters. Following the principles of the present invention, these system components can be adapted and integrated together with the automated phenolic sheet feeding subsystem **26**, the automated polymer adhesive coating subsystem **28**, the air drying tunnel subsystem **34**, the epoxy resin coating subsystem **36**, curing and trimming stage **37**, the polycarbonate panel installation subsystem **46**, the top epoxy-resin coating subsystem **38**, and the like disclosed herein, so as to design, configure and produce the automated solar panel production systems of the present invention, as shown in FIGS. **22** and **23**, using ordinary skill in the art given the benefit of the present invention disclosure.

When realizing the automated polymer adhesive coating subsystem **28**, spray application technology and/or mechani-

cal applications can be used to apply the adhesive coating to the desired thickness, at the required temperatures for the liquid adhesive being used.

When realizing the air drying tunnel subsystem **34**, electric or gas driven heaters can be used to maintain the temperature in the drying tunnel to accelerate the air-drying process, involving the adhesive, as desired.

When realizing the epoxy resin coating subsystem **36**, spray application technology and/or mechanical applications can be used to apply the 2-part epoxy-resin coating to the desired thickness, at the required temperatures for the liquid polymer coating being used. Providing sufficient dwell time along the production line is required to enable the polymer resin molecules to polymerize in the presence of the hardeners, and achieve the desired epoxy-resin coating for the present invention.

When realizing the curing and trimming stage **37**, manual and/or automated cutting mechanisms can be employed, to trim any excess material from the panel during the manufacturing process.

When realizing the polycarbonate panel installation subsystem **46**, an automated robot with appropriate sensors and feedback will be used to install the polycarbonate panel with precision on the partially-cured epoxy-resin coating, as described in detail herein.

When realizing the top epoxy-resin coating subsystem **38**, spray application technology and/or mechanical applications can be used to apply the epoxy-resin top-coating to the desired thickness, at the required temperatures for the liquid polymer coating being used. Providing sufficient dwell time along the production line is required to enable the polymer resin molecules to polymerize in the presence of the hardeners, and achieve the desired top epoxy-resin top-coating for the present invention.

Specification of the Process of Manufacturing the Frame-Less Epoxy-Resin Encapsulated Solar Panel Construction of the Present Invention

FIG. **24** describes the primary steps carried out during the process of manufacturing the frame-less epoxy-resin encapsulated solar panel **10'''** of the present invention, using the production line modeled in FIGS. **22** and **23**. As shown, the method comprises: (a) supplying a stack of phenolic support sheets **15** to the conveyor transport system **27** of a solar panel production line; (b) applying a layer of adhesive material to the top surface of support sheet moving along the conveyor; (c) arranging a plurality of photo-voltaic (PV) solar cell modules in an array and interconnecting the solar cell modules in electrical series using a set of electrical conductors; (d) placing the array of solar cell modules on the layer of adhesive material on the support sheet to form a solar panel construction, so that the top surface of the adhesive layer on the support sheet is level with the top surface of the array of solar cell modules; (e) attaching a set of electrical buses **12** to the edge of the solar panel, and electrical conductors **13** to the electrical buses **13** for attachment to an electrical connector in the electrical junction box **19** to be mounted on rear of the support sheet **15**; (f) applying an encapsulating epoxy-resin coating **17** over the array of solar cell modules on the support sheet **15**, and about the edges of the support sheet covering all solar cell modules **12**, electrical buses **13** and electrical conductors **14**; (g) partially curing the epoxy resin coating **17** applied over the array of solar cell modules **12**, electrical buses **13**, and electrical conductors **14**; (h) installing a polycarbonate panel on the partially-cured epoxy-resin coating **17** and allowing the partially-cured epoxy-resin coating **17** to fully cure; (i) applying a top-protective epoxy-resin coating **18** over the polycarbonate sheet **23**; (j) curing the top-protective epoxy-resin coating **18** applied over the polycarbonate sheet **23**; (k) mounting an electrical connector to rear surface of the support sheet **15**; (l) testing the solar panel construction **10'''** under an artificial-sun light source, and determining that solar panel **10'''** meets its minimum electrical and mechanical performance specifications; and (m) package each frame-less epoxy-resin encapsulated solar panel **10'''** produced from the production line of the automated factory system **45**.

Modifications to the Present Invention Which Readily Come to Mind

The illustrative embodiments disclose novel methods and apparatus for producing lightweight yet strong frame-less photo-voltaic solar panels using a combination of phenolic resin sheets and epoxy-resin coatings, without the use of glass sheets. However, it is understood that such frame-less solar panel constructions may be provided with frame structures for cosmetic and/or mounting purposes, as the application may require, without departing from the principles of the present invention. In general, however, the PV solar cell panel constructions of the present invention do not require frame structures for strength and integrity due to the novel nature of their construction and assembly.

These and other variations and modifications will come to mind in view of the present invention disclosure. While several modifications to the illustrative embodiments have been described above, it is understood that various other modifications to the illustrative embodiment of the present invention will readily occur to persons with ordinary skill in the art. All such modifications and variations are deemed to be within the scope and spirit of the present invention as defined by the accompanying Claims to Invention.

What is claimed is:

1. A frame-less epoxy-resin encapsulated solar panel construction comprising:

a phenolic resin support sheet made of non-conductive and reinforced phenolic resin material;

an array of photo-voltaic (PV) solar cell modules connected to an electrically-conductive bus bar assembly, having top surfaces and adhesively bonded to said phenolic resin support sheet using an optically transparent layer of adhesive material;

said optically transparent layer of adhesive material having a thickness equal to said array of PV solar cell modules so that the top surfaces of said PV solar cell modules and surrounding adhesive coating reside in the same plane so as to form a planar surface;

an optically transparent epoxy-resin encapsulating layer applied over said planar surface formed by said array of (PV) solar cell modules, said electrically-conductive bus bar assembly and said optically transparent adhesive layer;

an optically transparent plastic sheet securely bonded to said optically transparent epoxy-resin encapsulating layer; and

an optically transparent epoxy-resin top coating applied over said optically transparent plastic sheet, for providing self-cleaning action when wet during rain showers;

wherein high-strength edge portions are formed all around the perimeter of said frame-less epoxy-resin encapsu-

lated solar panel construction, between said optically transparent epoxy-resin top coating and said phenolic resin support sheet; and

wherein said high-strength edge portions of said frame-less epoxy-resin encapsulated solar panel construction are free of said array of PV solar cell modules and said electrically-conductive bus bar assembly so that mounting holes can be drilled through said high-strength edge portions without the risk of damaging said array of PV solar cell modules and said electrically-conductive bus bar assembly, and without the risk of compromising the strength and integrity of said frame-less epoxy-resin encapsulated solar panel construction.

2. The frame-less epoxy-resin encapsulated solar panel construction of claim **1**, wherein said optically transparent epoxy-resin top coating is applied over said optically transparent epoxy-resin layer at a dry film thickness (DFT) of at least 0.1 mm.

3. The frame-less epoxy-resin encapsulated solar panel construction of claim **1**, wherein mounting holes drilled through said high-strength edge portions of said frame-less epoxy-resin encapsulated solar panel construction allow for mounting in diverse environments including, horizontal and inclined rooftops, and vertical wall mounting applications.

4. The frame-less epoxy-resin encapsulated solar panel construction of claim **1**, wherein said photo-voltaic (PV) solar cell modules are made from various photo-voltaic technologies selected from the group consisting of (i) mono-crystalline or multi-crystalline silicon photo-voltaic solar cell modules; (ii) copper indium gallium selenide (CIGS) photo-voltaic solar cell modules; (iii) cadmium telluride (CdTe) photo-voltaic solar cell modules; (iv) perovskite photo-voltaic solar cell modules; and (v) organic photo-voltaic solar cell modules, and plastic photo-voltaic solar cell modules.

5. The frame-less epoxy-resin encapsulated solar panel construction of claim **1**, wherein said phenolic resin support sheet has a thickness between ⅛ to 3/16 inches.

6. The frame-less epoxy-resin encapsulated solar panel construction of claim **1**, which further comprises an electrical connector junction box mounted to the rear of said phenolic resin support sheet to provide support for electrical power jacks for connection of electrical power cables that connect each frame-less epoxy-resin encapsulated solar panel construction to an electrical power system supported within a building, house or other environment in which said frame-less epoxy-resin encapsulated solar panel construction is installed.

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